Exhibit 10.1

PATENT LICENSE AGREEMENT

Effective Date:

This Patent License Agreement (“Agreement”) is entered into between RealNetworks, Inc., having an office at 2601 Elliott Ave., Suite 1000, Seattle, WA 98121 (“Licensee”) and Intel Corporation, a Delaware corporation, having an office at 2200 Mission College Boulevard, Santa Clara, CA 95052-8119 (“Licensor”). In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

1.1	“Asset Purchase Agreement” means the January 26, 2012 Asset Purchase Agreement between Licensor and Licensee.

1.2	“Effective Date” means the date on which the following conditions in (a) and (b) have been both satisfied: (a) this Agreement has been executed and delivered to the other party by each of the parties; and (b) the Asset Purchase Agreement has closed pursuant to its terms. Licensee hereby authorizes Licensor to insert the Effective Date where indicated above if and when the Effective Date occurs.

1.3	“Free Licensee Media Product” means a Licensee Media Product distributed by (a) Licensee, (b) a Subsidiary of Licensee, or (c) a third party without direct compensation to Licensee, and, if distributed as a standalone product by a third party, then also without compensation to the third party. For clarity, Object Code copies of computer programs that have been released by Licensee or a Subsidiary of Licensee to the Helix Community under the RealNetworks Public Source License version 1.0 or the GNU General Public License version 2.0 will be considered Free Licensee Media Products.

1.4	“Licensed Patents” means (a) the patents and patent applications listed on Exhibit A, (b) all foreign equivalents of the patents and patent applications listed on Exhibit A, (c) patents that issue from any invention or discovery described in a patent or patent application identified in (a) or (b), and (d) patents that issue from a patent application identified in (a), (b), or (c).

1.5	“Licensee Media Product” means any Licensee Product whose primary purpose is the downloading, playing, displaying, copying, recording, encoding, decoding, creation, editing, organization, synchronization, storage, or transmission of, or managing rights in connection with, audio, image, video or textual information, or the playing of a game.

1.6	“Licensee Product” means those portions of a computer program, in Object Code, for which Licensee or a Subsidiary of Licensee owns substantially all copyrights with respect thereto.

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

1.7	“Licensee Proprietary Media Format” means a media format first developed by Licensee or a Subsidiary of Licensee and neither licensed by Licensee or a Subsidiary of Licensee nor broadly adopted except for use in conjunction with Licensee Products.

1.8	“Licensee Service” means the execution of an Object Code copy of a Licensee Product owned by Licensee or a Subsidiary of Licensee that takes place on either (a) a Licensee or Subsidiary of Licensee-owned computer system, or (b) on a third-party-owned computer system where the execution of the Licensee Product is under the direct supervision and control of Licensee or a Subsidiary of Licensee.

1.9	“License Term” means the period commencing on the Effective Date and continuing until the expiration of the last to expire of the Licensed Patents, unless earlier terminated under Section 4.

1.10	“Object Code” means machine-executable computer program code that is produced by a compiler or assembler.

1.11	“Person” means any natural person, corporation, partnership, limited liability company, or other legal entity recognized in any jurisdiction in the world.

1.12	“Subsidiary” means any Person directly or indirectly Controlled (as defined in Exhibit C) by a Person, including through one or more intermediaries, only during the time that such Person remains so Controlled.

2.	GRANT OF RIGHTS

2.1	Limited License. Subject to the terms, conditions and restrictions of this Agreement, Licensor hereby grants to Licensee and each of its Subsidiaries, a non-exclusive, non transferable (except as set forth in Exhibit C and Section 6.1), royalty-free, fully paid up, irrevocable (except as set forth in Section 4 and Section 2.5 of Exhibit C), worldwide license, under the Licensed Patents, during the License Term:

(a)	without the right to sublicense, to make, have made, use and import Licensee Services and to practice any method or process to offer Licensee Services (including, for clarity, the right to offer such Licensee Services for the benefit of third parties, but not to sell or license any products, which right is addressed in Sections 2.1(b) and 2.1(c));

(b)	without the right to sublicense, to make, have made, use, and import Licensee Products (including Licensee Media Products) and to practice any method or process to make or use Licensee Products (including Licensee Media Products);

(c)	to sell and offer for sale any Licensee Media Products, in Object Code form, to a third party (and to sublicense the rights granted in this Section 2.1(c) for the sale of Licensee Media Products by such third parties), but if and only to the extent that Licensee, any of its Subsidiaries or any sublicensee, as applicable is subject to a bona fide written indemnity obligation to its purchasers in those sales with respect to patent assertions against the Licensee Media Product without regard to the owner or origin of such patents. For clarity, (i) any such licensed sale of a Licensee Media Product will be deemed exhaustive of the applicable Licensed Patents anywhere in the world, regardless of the jurisdiction in which sold, to the full extent that such sale would have been exhaustive of a United States patent if sold in the United States, (ii) “sales” by sublicensees may include distribution of License Media Products reproduced from golden masters under license from Licensee or any of its Subsidiaries, (iii) the transfer of ownership of a copy of a Licensee Media Product (whether through electronic distribution or otherwise) will be considered a “sale” whether or not consideration is paid in exchange for that copy and (iv) reasonable limits on indemnity obligations, such as limitations on patent claims or geographical limitations, will not alone be indicative that an indemnity obligation is not bona fide for purposes of this Section 2.1(c), except that where Licensee has through such limitations excluded a Licensed Patent from an indemnity obligation for a particular Licensee Product, such Licensee Product shall likewise be unlicensed under such Licensed Patent.

2.2	Have Made Rights. Without limiting any other restriction on the rights and license granted under this Agreement or implying any right not expressly granted under this Agreement, the license granted to Licensee and its Subsidiaries to “have made” Licensee Services in Section 2.1(a) and Licensee Products (including Licensee Media Products) in Section 2.1(b) will apply solely when the Object Code for the product to be manufactured by a third party (including, without limitation, independent contractors) is owned by Licensee or any of its Subsidiaries and furnished in substantially complete form to the third party by Licensee or any of its Subsidiaries, and that Object Code is not originally provided by the third party to Licensee or any of its Subsidiaries. Further, the “have made” rights in Section 2.1 will not apply to any standard, off the shelf product of any third party or to products originally designed by any third party. For clarity, the restrictions on sublicensing and have made rights do not prohibit Licensee or any of its Subsidiaries from using bona fide independent contractors and the independent contractors’ activities are included within the scope of the license under Section 2.1 solely to the extent that the independent contractors are acting for Licensee or any of its Subsidiaries and on Licensee’s or any of its Subsidiaries’ behalf within the scope of licenses granted in Section 2.1. Licensee and each of its Subsidiaries are responsible for its respective independent contractors’ failure to comply with the applicable terms of this Agreement.

2.3	No Patent Laundering. Without limiting any other restriction on the rights and license granted under this Agreement or implying any right not expressly granted under this Agreement, the licenses granted under Section 2.1 are intended to cover only those products or services that meet the definitions of Licensee Products (including Licensee Media Products) or Licensee Services, and are not intended to cover other manufacturing or programming activities that Licensee or any of its Subsidiaries may undertake on behalf of third Persons (patent laundering activities).

2.4	No Other Rights. No intellectual property rights or licenses are granted under this Agreement, by implication, estoppel, statute or otherwise, except as expressly set forth in this Agreement. Licensee and each of its Subsidiaries agrees that, as an essential basis of the bargain set forth in this Agreement, the licenses in Section 2.1 apply solely to the Licensed Patents and do not apply to any other patents, patent applications or other patent rights of Licensor or any Subsidiary of Licensor (“Other Patent Rights”), whether held now or later acquired by any such Person, regardless of whether, and even if, one or more of the claims of such Other Patent Rights may be infringed by the practice of one or more of the claims of the Licensed Patents. For clarification, the incorporation of a Licensee Product or Licensee Service into another product, service, or process or the combination of a Licensee Product or Licensee Service with any product, service, or process will not negate the license with respect to the Licensee Product or Licensee Service, but except as expressly set forth in this Agreement, no license or immunity is granted by Licensor under this Agreement for such combination or the use of such combination.

2.5	Identification of Subsidiaries. Upon written request, Licensee shall, within 30 days after receiving such request, inform Licensor in writing whether any Person is a Subsidiary of Licensee.

3.	NEW PRODUCTS

If Licensee reasonably determines that, due to changes in technology or other developments in the marketplace, the license and other rights granted under this Agreement are no longer sufficient to allow Licensee to distribute its products and services, Licensor will negotiate in good faith with Licensee modifications to the license and other rights granted under the Licensed Patents pursuant to this Agreement; provided that in no event will Licensor be obligated to agree to any amendment, grant of rights or terms that are not in its own commercial interest, as determined in its sole reasonable discretion.

4.	TERM

4.1	Term. This Agreement and the license and rights granted herein shall be void ab initio if the Asset Purchase Agreement does not close in accordance with its terms.

4.2	Termination.

(a)	In addition to the termination rights in Sections 4.2(b) and 4.2(c), upon written notice to Licensee, Licensor may terminate this Agreement and the license and other rights granted to Licensee and any of its Subsidiaries under this Agreement if Licensee does not pay to Licensor, in the aggregate, Claim Amounts (as defined in Section 8.4(a) of the Asset Purchase Agreement) greater than or equal to Ten Million Dollars ($10,000,000), which are identified in Indemnification Claims (as defined in Section 8.4(a) of the Asset Purchase Agreement) relating to breaches of any Category 1 Patent Representations (as defined in Section 8.1(c)(ii) of the Asset Purchase Agreement) by Licensee (i) as and when required under Section 8.4(c) of the Asset Purchase Agreement with respect to Indemnification Claims to which Licensee has no objection, or (ii) as and when required by Section 8.4(b) of the Asset Purchase Agreement if the parties have agreed on the amount of Indemnification Claims through the execution of a memorandum under Section 8.4(b)(i) without Licensee commencing an Action (as defined in the Asset Purchase Agreement) as permitted under Section 8.4(b); provided, however, that Licensor must, before sending written notice of termination under this Section 4.2(a), provide to Licensee written notice of its failure to comply with 4.2(a)(i) or (ii) and 90 days to cure Licensee’s non-compliance.

(b)	In addition to the termination rights in Sections 4.2(a) and 4.2(c), this Agreement may be terminated as set forth in Section 2.5 of Exhibit C.

(c)	In addition to the termination rights in Sections 4.2(a) and 4.2(b), this Agreement and the license and rights granted to Licensee shall immediately terminate without further action of either party if any one of the following conditions in (1) through (7) below occurs:

(1)	the filing by Licensee of a petition in bankruptcy or insolvency;

(2)	any adjudication that Licensee is bankrupt or insolvent;

(3)	the filing by Licensee of any petition or answer seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency;

(4)	the appointment of a receiver, supervisor or liquidator for all or substantially all of Licensee’s property or a money judgment against Licensee that remains unsatisfied for more than 30 days after entry of judgment and such judgment has not been appealed;

(5)	the making of any assignment for the benefit of Licensee’s creditors;

(6)	the institution of any proceedings for the liquidation or winding up of the business of Licensee or for the termination of its corporate charter; or

(7)	any attempted assignment (by operation of law or otherwise), except for any Permitted Assignment, Change of Control or Change of Character as expressly permitted in Exhibit C.

In addition, the license granted to a Subsidiary of Licensee shall immediately terminate solely with respect to that Subsidiary of Licensee without further action of either party if any one of the conditions in Section 4.2(c)(1) through (6) above occurs with respect to that Subsidiary of Licensee. For purposes of determining whether any such condition has occurred with respect to a Subsidiary of Licensee, as the circumstances require, “Subsidiary of Licensee” shall be substituted for “Licensee” when reading this Section 4.2(b).

4.3	Effect of Termination. Upon termination of this Agreement, the license and rights granted under this Agreement to Licensee and all Subsidiaries of Licensee shall immediately terminate.

4.4	Survival. Sections 1, 2.4, 4.3, 4.4, 5, and 6 shall survive any termination or expiration of this Agreement.

5.	DISCLAIMERS

5.1	Nothing contained in this Agreement shall be implied as:

(a)	a warranty or representation as to the validity, enforceability or scope of any Licensed Patent;

(b)	a warranty or representation that any manufacture, sale, use or other disposition of Licensee Products or Licensee Services shall be free from infringement of any patent or other intellectual property rights of Licensor or any third Person;

(c)	an agreement or obligation to bring or prosecute actions or suits against any third Person for infringement or conferring any right to bring or prosecute actions or suits against any third Person for infringement;

(d)	an agreement or obligation to defend any action or suit brought by a third Person that challenges the validity of any of the Licensed Patents;

(e)	conferring any right to Licensee or a Subsidiary of Licensee to use in advertising, publicity or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of Licensor;

(f)	conferring by implication, estoppel or otherwise upon Licensee or any Subsidiary of Licensee any license or other right under any patent, copyright, maskwork, trade secret, trademark or other intellectual property right, except the license and rights expressly granted under this Agreement;

(g)	an obligation on Licensor to furnish any technical or other information or know how;

(h)	an obligation on Licensor to file or maintain any patent or patent application, or to secure any patent; or

(i)	imposing any commitment or obligation on either party to close the transactions under the Asset Purchase Agreement.

5.2	NO OTHER WARRANTIES. SOLELY WITH RESPECT TO THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

6.	MISCELLANEOUS

6.1	No Assignment or Assumption.

(a)	Except as set forth in Exhibit C, neither this Agreement nor any right, license or obligation under this Agreement shall be assignable or assumable by or from Licensee or any Subsidiary of Licensee, whether in connection with a change in ownership, bankruptcy, merger, acquisition, sale or transfer of all, substantially all or any part of the business or assets of Licensee or any of its Subsidiaries or otherwise, including in connection with any Change of Control (as defined on Exhibit C) or Change of Character (as defined on Exhibit C), either voluntarily, by operation of law or otherwise, without Licensor’s prior written consent, which consent may be withheld at Licensor’s sole discretion.

(b)	Without limiting any other provision of this Agreement, with respect to any proposed or purported assumption or assignment of any right, license or obligation under this Agreement by Licensee or any Subsidiary of Licensee during or in connection with any bankruptcy proceeding related to Licensee or any Subsidiary of Licensee, the parties agree and stipulate as follows:

(1)	this Agreement is an executory agreement under 11 U.S.C. § 365 (Title 11 of the United States Code, referred to in this Section 6.1(b) as the “Bankruptcy Code”) or any similar foreign law; and

(2)

as a licensor of “intellectual property” (as that term is defined in Section 101 of the Bankruptcy Code) under this Agreement, in entering this Agreement and granting the rights and license it grants under this

Agreement, Licensor has, in its efforts to protect its own valuable intellectual property, relied on the particular skills and business qualities of the recipients of such rights. Therefore, the parties agree that if Licensee or any Subsidiary of Licensee enters into any bankruptcy proceedings of any kind, this Agreement is of the type described in Section 365(c)(1) of the Bankruptcy Code because U.S. patent law prohibits the assignment of a patent license without the consent of the licensor, and thus, notwithstanding the provisions of Section 365(f) of the Bankruptcy Code or any similar provision, this Agreement may not be assumed or assigned in bankruptcy without Licensor’s consent, which may be withheld in Licensor’s sole discretion.

(c)	Any purported assignment, assumption or transfer in violation of this Section 6.1 shall be null and void and without effect. Subject to the restrictions on Licensee and each Subsidiary of Licensee in this Section 6.1, this Agreement shall be binding upon and inure to the benefit of the parties and their permitted respective successors and assigns.

6.2	Disclaimer of Consequential Damages. NEITHER PARTY SHALL BE LIABLE UNDER THIS AGREEMENT FOR ANY INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES, ANY LOSS OF PROFIT, REVENUE OR DATA OR COST OF COVER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE LICENSED PATENTS.

6.3	Compliance with Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

6.4	Confidentiality of Terms. Each party shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third Person except:

(a)	with the prior written consent of the other party, which consent will not be unreasonably withheld or delayed;

(b)	to any governmental body having jurisdiction and authority to compel such disclosure; provided, that before such disclosure the party compelled to make such disclosure shall seek confidential treatment of any disclosed portion of this Agreement and shall reasonably cooperate with the other party in seeking and securing such confidential treatment;

(c)	subject to Sections 6.4(d) and (e), as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters; provided, that such advisors are obligated not to further disclose to any other Person any portion of such information;

(d)	during the course of litigation, so long as the disclosure of such terms are restricted in the same manner as is the confidential information of the other litigating parties and so long as (i) the restrictions are embodied in a court-entered protective order and (ii) the disclosing party informs the other party in writing at least five business days in advance of the disclosure;

(e)	in confidence to legal counsel, accountants, banks and financing sources and their advisors having a reasonable need to know, solely in connection with complying with information requests associated with contemplated and executed financial transactions, subject to customary written obligations of non-disclosure, non-use and safe-keeping; or

(f)	by Licensor in connection with any divestiture, sale, merger or other transaction involving or related to the Licensed Patents or the prosecution, maintenance, enforcement or defense of the Licensed Patents.

Additionally, each party may use similar terms in other agreements. Neither party shall use or refer to this Agreement or any of its provisions in any promotional activity.

6.5	Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to its conflict of law principles to the contrary.

6.6	Jurisdiction. All disputes and litigation arising out of or related to this Agreement, including matters connected with its performance, shall be subject to the exclusive jurisdiction of the courts of the State of Delaware, the federal courts sitting therein, or the Court of Chancery of the State of Delaware, pursuant to 10 Del. C. § 346. Each party hereby irrevocably submits to the personal jurisdiction of such courts, irrevocably waives all objections to such venue, and if such dispute is brought in Delaware Chancery court, waives its right to trial by jury.

6.7	Notice. All notices required or permitted to be given under the terms of this Agreement shall be in writing (regardless of whether the provision requiring such notice expressly calls for such notice to be in writing) and shall be delivered by hand, or if dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

If to Licensee:	If to Licensor:

RealNetworks, Inc. 2601 Elliott Ave., Suite 1000 Seattle, WA 98121 Fax: (206) 674-2695 Attention: Chief Legal Officer/General Counsel	Intel Corporation 2200 Mission College Boulevard Santa Clara, California 95052 Fax: (408) 765-7056 Attention: Director of Licensing

with a copy to: Wilson Sonsini Goodrich& Rosati, PC 701 Fifth Avenue Suite 5100 Seattle, WA 98104 Attention: Patrick Schultheis	with a copy to: Perkins Coie LLP 1201 Third Avenue Suite 4800 Seattle, Washington 98101-3099 Attention: Stacey Ravetta

Such notices shall be deemed to have been served when received by the addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party as above provided at such changed address.

6.8	Severability. The terms of this Agreement are severable. If any term in this Agreement is found or held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall remain valid and enforceable and the parties shall negotiate a substitute, valid and enforceable term that most nearly effects the parties’ intent in entering into this Agreement.

6.9	Waiver. No modification or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless assented to in writing by the party who would be charged, and the waiver of any breach or default shall not constitute a waiver of any other right under, or any subsequent breach or default of, this Agreement.

6.10	No Rule of Strict Construction. Regardless of which party may have drafted this Agreement or any part thereof, no rule of strict construction shall be applied against either party.

6.11	Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.12	Counterparts. This Agreement may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument. Such counterparts may be exchanged by fax, or scanned and exchanged by electronic mail, followed up with hard copy, but shall be effective upon receipt of fax/electronic mail as applicable.

6.13	Entire Agreement and Amendment. This Agreement, including its exhibits, constitutes the entire agreement of the parties with respect to the subject matter hereof, and, except where expressly stated otherwise, merges and supersedes all prior agreements, understandings, negotiations and discussions. No amendments or modifications shall be effective unless in a writing signed by an authorized representative of each party. No oral explanation or oral information by either party shall alter the meaning or interpretation of this Agreement. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter of this Agreement other than as expressly provided herein.

6.14	No Third Party Beneficiaries. This Agreement is entered into solely between, and may be enforced only by, Licensor and Licensee. This Agreement shall not create or be construed to create any rights of third parties, including Subsidiaries of Licensor, employees, suppliers, franchisees, or customers of either Licensor or Licensee, or to create any obligations or liability of either Licensor or Licensee to any such third parties. For clarity, this paragraph will not be construed to supersede the licenses explicitly granted in Section 2.

The parties hereto have caused this Patent License Agreement to be duly executed on the date below written.

INTEL CORPORATION		REALNETWORKS, INC.

By:	/s/ Renée James	By:	/s/ Michael Lunsford
Renée James
Senior Vice President
General Manager
	Software and Services Group		Michael Lunsford
Printed Name

Executive Vice President
Date			Title

1/26/12
Date

Exhibit A

LICENSED PATENTS

Exhibit A

PART 1

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN010d1	SYSTEM AND METHOD OF ORGANIZING AND EDITING METADATA	US	13092094	4/21/2011	US 2011-0218983 A1

RN012	SYSTEM AND METHOD FOR CONCEALING ERRORS IN AN AUDIO TRANSMISSION	US	9300797	4/27/1999		6597961	7/22/2003

RN013	SYSTEM AND METHOD FOR CROSS-FADING BETWEEN AUDIO STREAMS	US	9300798	4/27/1999		7302396	11/27/2007

RN014	SYSTEM AND METHOD OF PROVIDING FOR THE CONTROL OF A MUSIC PLAYER TO A DEVICE DRIVER	US	9577257	5/22/2000		7237198	6/26/2007

RN014c2	SYSTEM AND METHOD OF PROVIDING FOR THE CONTROL OF A MUSIC PLAYER TO A DEVICE DRIVER	US	13013679	1/25/2011	US 2011-0154202 A1

RN015c1	SYSTEM AND METHOD FOR GENERATING MULTIPLE SYNCHRONIZED ENCODED REPRESENTATIONS OF MEDIA DATA	US	11022474	12/22/2004	US 2005-0123058 A1	7885340	2/8/2011

RN016	SYSTEM AND METHOD FOR PROVIDING UPDATE	US	9318755	5/25/1999		6996627	2/7/2006

RN016c1	SYSTEM AND METHOD FOR PROVIDING UPDATE	US	11344584	1/30/2006	US 2006-0206607 A1	7650423	1/19/2010

RN016c2	SYSTEM AND METHOD FOR PROVIDING UPDATE	US	12647219	12/24/2009	US 2010-0121983 A1

RN017	SYSTEM AND METHOD FOR UPDATING INFORMATION VIA A NETWORK	US	9318438	5/25/1999		7062765	6/13/2006

RN017c1	SYSTEM AND METHOD FOR UPDATING INFORMATION VIA A NETWORK	US	11419700	5/22/2006	US 2006-0265471 A1	7844963	11/30/2010

RN018	SYSTEM AND METHOD FOR GENERATING VIDEO FRAMES AND CORRECTING MOTION	US	9345577	6/30/1999		6760378	7/6/2004

RN018c1	SYSTEM AND METHOD FOR GENERATING VIDEO FRAMES AND CORRECTING MOTION	US	10838991	5/4/2004	US 2004-0208246 A1	7738562	6/15/2010

RN019	SYSTEM AND METHOD FOR GENERATING VIDEO FRAMES AND POST FILTERING	US	9345584	6/30/1999		6753865	6/22/2004

RN020	SYSTEM AND METHOD FOR GENERATING VIDEO FRAMES	US	9345686	6/30/1999		6731818	5/4/2004

RN020de		Germany	10084783.8	6/30/2000

RN020uk		GB	130614.1	5/30/2000		2368744	12/24/2003

RN021	SYSTEM AND METHOD FOR GENERATING VIDEO FRAMES AND DETECTING TEXT	US	9345576	6/30/1999		6735338	5/11/2004

RN022	SYSTEM AND METHOD FOR PLAY WHILE RECORDING	US	9549988	4/14/2000		6937814	8/30/2005

RN022c1	SYSTEM AND METHOD FOR PLAY WHILE RECORDING	US	11175622	7/5/2005	US 2005-0244134 A1	7925137	4/12/2011

RN022c1d1	SYSTEM AND METHOD FOR PLAY WHILE RECORDING	US	13042180	3/7/2011	US 2011-0150418 A1

RN022UK		GB	226072.7

RN024	SYSTEM AND METHOD OF TRANSMITTING DATA PACKETS	US	9454870	12/3/1999		6889257	5/3/2005

RN024c1	SYSTEM AND METHOD OF TRANSMITTING DATA PACKETS	US	11108980	4/19/2005	US 2005-0188099 A1	7451228	11/11/2008

RN024uk		GB	215391.4	11/29/2000		2376148	2/25/2004

RN025	SYSTEM AND METHOD FOR DETERMINING NETWORK CONDITIONS	US	9246506	2/8/1999		6731600	5/4/2004

RN025C1	SYSTEM AND METHOD FOR DETERMINING NETWORK CONDITIONS	US	10800535	3/15/2004		7948906	5/24/2011

RN025c2	SYSTEM AND METHOD FOR DETERMINING NETWORK CONDITIONS	US	12965750	12/10/2010	US 2011-0080840 A1

RN026	SYSTEM AND METHOD FOR PROVIDING RANDOM ACCESS TO A MULTIMEDIA OBJECT OVER A NETWORK	US	9167521	10/6/1998		6314466	11/6/2001

RN026d1	SYSTEM AND METHOD FOR PROVIDING RANDOM ACCESS TO A MULTIMEDIA OBJECT OVER A NETWORK	US	9966375	9/27/2001		6633918	10/14/2003

RN026d2	SYSTEM AND METHOD FOR PROVIDING RANDOM ACCESS TO A MULTIMEDIA OBJECT OVER A NETWORK	US	10646933	8/22/2003	US 2004-0046790 A1	7284065	10/16/2007

RN026d3	SYSTEM AND METHOD FOR PROVIDING RANDOM ACCESS TO A MULTIMEDIA OBJECT OVER A NETWORK	US	11975364	10/16/2007	US 2008-0215746 A1

RN027	A SYSTEM AND METHOD FOR REGULATING THE TRANSMISSION OF MEDIA DATA	US	9175208	10/19/1998		6487663	11/26/2002

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN027c1	SYSTEM AND METHOD FOR REGULATING THE TRANSMISSION OF MEDIA DATA	US	10189854	7/3/2002		6671807	12/30/2003

RN027c2	SYSTEM AND METHOD FOR REGULATING THE TRANSMISSION OF MEDIA DATA	US	10690736	10/21/2003		6934837	8/23/2005

RN027c4	SYSTEM AND METHOD FOR REGULATING THE TRANSMISSION OF MEDIA DATA	US	11881693	7/26/2007		7930561	4/19/2011

RN028	SYSTEM AND METHOD OF MANAGING METADATA DATA	US	9549986	4/14/2000		6760721	7/6/2004

RN028re	SYSTEM AND METHOD OF MANAGING METADATA DATA	US	11452187	6/12/2006		RE42101	2/1/2011

RN028reD1		US	12547341	8/25/2009

RN029	METHOD AND APPARATUS FOR RECOMMENDING SELECTIONS BASED ON PREFERENCES IN A MULTI-USER SYSTEM	US	8119793	9/9/1993		5583763	12/10/1996

RN029c2	METHOD AND APPARATUS FOR RECOMMENDING SELECTIONS BASED ON PREFERENCES IN A MULTI-USER SYSTEM	US	9874563	6/5/2001	US 2001-0053994 A1	7050988	5/23/2006

RN029c3	METHOD AND APPARATUS FOR RECOMMENDING SELECTIONS BASED ON PREFERENCES IN A MULTI-USER SYSTEM	US	11383734	5/16/2006	US 2006-0265369 A1	7461055	12/2/2008

RN030	AUDIO-ON-DEMAND COMMUNICATION SYSTEM	US	8347582	11/30/1994		5793980	8/11/1998

RN030c1	AUDIO-ON-DEMAND COMMUNICATION SYSTEM	US	9042172	3/13/1998		6151634	11/21/2000

RN030c2	A MULTIMEDIA COMMUNICATIONS SYSTEM AND METHOD FOR PROVIDING AUDIO ON DEMAND TO SUBSCRIBERS	US	9237099	1/25/1999		6985932	1/10/2006

RN030c3	AUDIO-ON-DEMAND COMMUNICATION SYSTEM	US	11422305	6/5/2006	US 2006-0271989 A1	7500011	3/3/2009

RN030c4	AUDIO-ON-DEMAND COMMUNICATION SYSTEM	US	12368871	2/10/2009	US 2009-0144781 A1

RN030c5

RN030c6	AUDIO-ON-DEMAND COMMUNICATION SYSTEM	US	9971954	10/4/2001		7349976	3/25/2008

RN030c7	AUDIO ON-DEMAND COMMUNICATION SYSTEM	US	13309454	12/1/2011

RN030d1	AUDIO-ON DEMAND COMMUNICATION SYSTEM	US	9568525	5/9/2000		7464175	12/9/2008

RN034	ERROR MITIGATION AND CORRECTION IN THE DELIVERY OF ON DEMAND AUDIO	US	8631846	4/12/1996		5917835	6/29/1999

RN035	METHOD AND APPARATUS FOR PERFORMING FAST DISCRETE COSINE TRANSFORMS AND FAST INVERSE DISCRETE COSINE TRANSFORMS USING LOOK-UP TABLES	US	8125590	9/23/1993		6112219	8/29/2000

RN035de		Germany	EU94929314.6	9/23/1993

RN035ep		EP	94929314.6	9/23/1993

RN036	PARALLEL PROCESSING OF DIGITAL SIGNALS IN A SINGLE ARITHMETIC/LOGIC UNIT	US	8172323	12/22/1993		5689592	11/18/1997

RN037	COMPUTER TELECONFERENCING METHOD	US	8242271	5/13/1994		5587928	12/24/1996

RN038	METHOD AND APPARATUS FOR APPLYING GAMMA PREDISTORTION TO A COLOR	US	8332122	10/31/1994		5565931	10/15/1996

RN041	IMAGE SIGNAL CODER OPERATING AT REDUCED	US	8504631	6/7/1995		5854858	12/29/1998

RN041d1	IMAGE SIGNAL CODER OPERATING AT REDUCED	US	8986841			5917954	6/29/1999

RN042	METHOD AND APPARATUS FOR ENHANCING IMAGES USING HELPER SIGNALS	US	8480169	6/7/1995		5818972	10/6/1998

RN044	WATERMARKING METHOD AND APPARATUS FOR COMPRESSED DIGITAL VIDEO	US	8710246	9/13/1996		5809139	9/15/1998

RN045	METHOD AND APPARATUS FOR PROVIDING SCALABLE PRE- COMPRESSED DIGITAL VIDEO WITH REDUCED QUANTIZATION BASED ARTIFACTS	US	9177406	10/23/1998		6480541	11/12/2002

RN045c1	METHOD AND APPARATUS FOR PROVIDING SCALABLE PRE-COMPRESSED DIGITAL VIDEO WITH REDUCED QUANTIZATION BASED ARTIFACTS	US	10292257	11/12/2002		7075986	7/11/2006

RN047	METHOD AND APPARATUS FOR PERFORMING FAST REDUCED COEFFICIENT DISCRETE COSINE TRANSFORMS	US	8332535	10/31/1994		5712809	1/27/1998

RN047d1	METHOD AND APPARATUS FOR PERFORMING FAST REDUCED COEFFIECIENT DISCRETE COSINE TRANSFORMS	US	8940191	9/29/1997		5822003	10/13/1998

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN048	FAST INVERSE DISCRETE TRANSFORM USING SUBWORDS FOR DECOMPRESSION OF INFORMATION	US	7911824	7/10/1992		5394349	2/28/1995

RN049	SYSTEM AND METHOD FOR CREATING AND DISPLAYING CLASSES OF GRAPHICAL DISPLAY OBJECTS	US	9576359	5/22/2000		7941756	5/10/2011

RN049d1		US	13078566	4/1/2011

RN050	SYSTEM AND METHOD FOR MANIPULATING COMPRESSED FILES	US	8714649	9/16/1996		5802520	9/1/1998

RN052c1	SYSTEM AND METHOD FOR SEAMLESSLY JOINING MULTICAST SESSION	US	11219531	9/2/2005		7535903	5/19/2009

RN052c2	SYSTEM AND METHOD FOR SWITCHING FROM A UNICAST TO A MULTICAST DATA TRANSMISSION SESSION	US	12427549	4/21/2009	US 2009-0201929 A1	7920562	4/5/2011

RN053	SYSTEM AND METHOD FOR INTRACODING VIDEO DATA	US	9732522	12/6/2000		6765964	7/20/2004

RN053c1	SYSTEM AND METHOD FOR INTRACODING VIDEO DATA	US	10848992	5/18/2004		7706444	4/27/2010

RN053c2	SYSTEM AND METHOD FOR INTRACODING AND DECODING VIDEO DATA	US	12767744	4/26/2010	US 2010-0296578 A1

RN054	VIDEO COMPRESSION AND DECOMPRESSION SYSTEM WITH POSTFILTER TO FILTER CODING ARTIFACTS	US	9731474	12/6/2000		7054500	5/30/2006

RN055	SYSTEMS AND METHODS FOR VIDEO COMPRESSION	US	9865037	10/1/2001		7123656	10/17/2006

RN056	AUTOMATED INVERSE TELECINE CONVERSION	US	9732217	12/6/2000		6724433	4/20/2004

RN056c1	AUTOMATED INVERSE TELECINE CONVERSION	US	10806597	3/23/2004		7369179	5/6/2008

RN056c2	AUTOMATED INVERSE TELECINE CONVERSION	US	12080528	4/2/2008	US 2008-0211965 A1	7898599	3/1/2011

RN058	SYSTEMS AND METHODS FOR CREATING SELF-EXTRACTING FILES	US	9818134	3/27/2001	US 2002-0143792 A1

RN059	SYSTEMS AND METHODS FOR MULTIPLE-FILE DATA COMPRESSION	US	9754983	1/5/2001	US 2002-0033762 A1	6522268	2/18/2003

RN062	INSTRUCTION/DATA PROTECTION EMPLOYING DERIVED OBSCURING	US	9552951	4/20/2000		7000119	2/14/2006

RN065	SCALABLE AND EXTENSIBLE SECURE RENDERING OF DIGITAL CONTENT	US	10075471	2/13/2002	US 2003-0154391 A1	7636860	12/22/2009

RN065c1	SCALABLE AND EXTENSIBLE SECURE RENDERING OF DIGITAL CONTENT	US	12625383	11/24/2009	US 2010-0131776 A1	7636860	12/22/2009

RN068	METHOD AND APPARATUS FOR SOTFWARE DELIVERY AND MANAGEMENT	US	10105072	3/20/2002	US 2003-0181242 A1

RN072c1	SYSTEMS AND METHODS FOR DYNAMIC ACCESS TO PROGRAM FEATURES	US	12962450	12/7/2010	US 2011-0138445 A1

RN073c1	SYSTEM AND METHOD FOR PROVIDING INTEGRATED MEDIA US		12719680	3/8/2010	US 2010-0169464 A1

RN074	LICENSING DIGITAL CONTENT	US	10608278	6/27/2003		7748030	6/29/2010

RN076	SYSTEMS AND METHOD FOR PROVIDING TARGETED MESSAGE IN A MEDIA PLAYER	US	10303492	11/20/2002	US 2004-0044569 A1

RN077	METHOD AND APPARATUS FOR DYNAMIC DATA-TYPE MANAGEMENT	US	10253397	9/23/2002	US 2004-0059776 A1	7263688	8/28/2007

RN078	METHOD AND APPARATUS FOR RESIZING VIDEO CONTENT DISPLAYED WITHIN A GRAPHICAL USER INTERFACE	US	10211990	8/1/2002	US 2004-0025112 A1	7549127	6/16/2009

RN079	METHOD AND APPARATUS FOR PRESERVING MATRIX SURROUND INFORMATION IN ENCODED AUDIO/VIDEO	US	10295582	11/14/2002	US 2003-0231774 A1	7428440	9/23/2008

RN079c1	PRESERVING MATRIX SURROUND INFORMATION IN ENCODED AUDIO/VIDEO SYSTEM AND METHOD	US	12235504	9/22/2008	US 2009-0041256 A1

RN079EP		EP	3731046.3	4/22/2003

RN079HK		Hong Kong	5102483.5	3/22/2005

RN080	METHOD AND APPARATUS FOR DISTRIBUTING BINARY PRESENTATIONS WITHIN DIGITAL MEDIA CONTENT FILES US		10302670	11/22/2002	US 2004-0103207 A1	7849159	12/7/2010

RN082	METHOD AND SYSTEM OF DYNAMIC TRANSFORMATION OF ENCRYPTED MATERIAL	US	8935955	9/23/1997		5991402	11/23/1999

RN082ca		Canada	2303049	3/10/2000		2303049	1/29/2008

RN082cn		China	98811446.1	9/21/1998		ZL98811446.1	10/25/2006

RN082de		Germany	98947171.9	9/21/1998		1018237	11/25/2009

RN082ep		EP	98947171.9	9/21/1998		1018237	11/25/2009

RN082fr		France	98947171.9	9/21/1998		1018237	11/25/2009

RN082gb		GB	98947171.9	9/21/1998		1018237	11/25/2009

RN082id		Indonesia	W20000763	9/21/1998

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN082il		Israel	135048	9/21/1998

RN082jp		Japan	2000-513380	9/21/1998		4309042	5/15/2009

RN082JPd1		Japan	2008-070026	3/18/2008		JP4658156	1/7/2011

RN082kr		Korea	10-2000-7003018	3/22/2000		609598	7/29/2006

RN082si		Singapore or Slovenia	200001555-2

RN083	AUTOMATIC DEINTERLACING AND INVERSE TELECINE	US	10340376	1/10/2003	US 2004-0135924 A1	7154555	12/26/2006

RN083c1	AUTOMATIC DEINTERLACING AND INVERSE TELECINE	US	11541767	10/2/2006	US 2007-0024703 A1	7605866	10/20/2009

RN084	STOCHASTIC ADAPTIVE STREAMING OF CONTENT	US	10340105	1/10/2003	US 2004-0139215 A1	6968387	11/22/2005

RN084cn		China	480006041.6	1/12/2004		ZL200480006041.6	3/4/2009

RN084EP		EP	4701536.7	1/12/2004

RN084jp		Japan	2005-5009013	6/11/2005

RN085	SYSTEMS AND METHODS FOR SELECTING BUFFERING TIME FOR MEDIA DATA	US	10354439	1/29/2003		7925770	4/12/2011

RN085c1	SYSTEMS AND METHODS FOR SELECTING BUFFERING TIME FOR MEDIA DATA	US	13043363	3/8/2011	US 2011-0161493 A1

RN085d1	SYSTEMS AND METHODS FOR SELECTING BUFFERING TIME FOR MEDIA DATA	US	13041171	3/4/2011	US 2011-0153860 A1

RN086c1	METHOD AND PROCESS FOR TRANSMITTING VIDEO CONTENT US		10372025	2/21/2003	US 2004-0153648 A1	7302057	11/27/2007

RN087	BUFFER MANAGEMENT FOR STREAMING	US	10323610	12/18/2002

RN088	KEY BASED DECIPHER INCLUDING ITS GENERATION, DISTRIBUTION AND USAGE	US	10377346	2/27/2003	US 2004-0190713 A1	7263185	8/28/2007

RN089	SYSTEM AND METHOD FOR UNINTERRUPTED STREAMING	US	10793018	3/3/2004		7925771	4/12/2011

RN089c1		US	13048691	4/21/2011	US 2011-0167169 A1

RN090	SYSTEM AND METHOD FOR THE DISTRIBUTION OF SOFTWARE PRODUCTS	US	10390503	3/13/2003	US 2004-0181459 A1	7668752	2/23/2010

RN090d1		US	12710269	2/22/2010	US 2010-0153195 A1

RN093UK		GB	524828.1	5/6/2004		GB2417636	9/26/2007

RN094	METHOD AND PROCESS FOR PRODUCING A SEQUENCE OF DATA REQUEST USER	US	10425562	4/29/2003	US 2004-0230909 A1	7774235	8/10/2010

RN096	SYSTEMS AND METHODS FOR THE EFFICIENT READING OF DATA IN A SERVER SYSTEM	US	10418967	4/17/2003		7237061	6/26/2007

RN097	DIGITAL AUDIO SIGNAL COMPRESSION METHOD AND APPARATUS	US	10826469	4/16/2004	US 2004-0208169 A1

RN099	CONTEXT-ADAPTIVE VLC VIDEO TRANSFORM COEFFICIENTS ENCODING/DECODING METHODS AND APPARATUSES	US	10232337	8/30/2002	US 2003-0202601 A1	7099387	8/29/2006

RN099cn		China	3811582.4	3/12/2003		3811582.4	1/15/2010

RN099d1	CONTEXT-ADAPTIVE VLC VIDEO TRANSFORM COEFFICIENTS ENCODING/DECODING METHODS AND APPARATUSES	US	11467531	8/25/2006	US 2007-0041449 A1	7920629	4/5/2011

RN099ep		EP	3745537.5	3/12/2003

RN099jp		Japan	2003-581508	3/20/2003		4515097	5/21/2010

RN099kr		Korea	2004-7015033	3/12/2003		10-2004-7015033	5/7/2010

RN101	METHOD AND APPARATUS FOR CONTROLLING ACCESS RESTRICTIONS FOR	US	10877955	6/24/2004	US 2005-0038996 A1

RN102	MULTIPLE ENTITY CONTROL OF ACCESS RESTRICTIONS FOR MEDIA PLAYBACK	US	10877956	6/24/2004	US 2005-0086683 A1	7437769	10/14/2008

RN104	INTRA CODING VIDEO DATA METHODS AND APPARATUSES	US	10525164	2/22/2005	US 2006-0056518 A1	7606312	10/20/2009

RN104cn		China	3820368.5	6/12/2003		3820368.5	4/22/2009

RN104cnd1		China	2.0091E+11	3/2/2009

RN104epd1		EP	6124547.8	11/22/2006

RN104epd1gb		GB	6124547.8	11/22/2006

RN104hk		Hong Kong	6104095	4/3/2006		1082146	12/18/2009

RN104JP		Japan	2004-562614	6/12/2003		4491349	4/9/2010

RN104kr		Korea	10-2005-7000286	6/12/2003

RN109	RIGHTS ENFORCEMENT AND USAGE REPORTING ON A CLIENT DEVICE	US	10719674	11/21/2003	US 2005-0022025 A1	7949877	5/24/2011

RN109c1		US	13092848	4/22/2011	US 2011-0197078 A1

RN110	AUDIO DELIVERY AND RENDERING METHOD AND	US	9505486	2/16/2000		7099848	8/29/2006

RN110ep		EP	911842.3	2/16/2000		1155402	8/30/2006

RN110epD1		EP	6012366.8	9/16/2000

RN110gb		GB	911842.3	2/16/2000		1155402	8/30/2006

RN110jp		Japan	2000-600,258	2/16/2000		4794047	8/5/2011

RN111	DIGITAL AUDIO AND VIDEO PLAYBACK WITH PERFORMANCE COMPLEMENT TESTING	US	10335041	12/30/2002	US 2003-0105678 A1	7020637	3/28/2006

RN112au		Australia	2001233320	2/5/2001		2001233320	6/25/2009

RN112ca		Canada	2399657	12/8/2000

RN112cn		China	1806572.4	2/5/2001		ZL 01806572.4	11/7/2007

RN112d1	SYSTEM FOR DISTRIBUTED MEDIA NETWORK AND META DATA SERVER	US	11751453	5/21/2007	US 2007-0300222 A1	7792787	9/7/2010

RN112ep		EP	1905441	2/5/2001		1256225	8/18/2010

RN112hk		Hong Kong	3102834.3	2/5/2001

RN112JP		Japan	2001-557289	2/5/2001

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN112KR		Korea	10-2002-7010067	2/5/2001		831768	5/16/2008

RN113	DELIVERING MEDIA DATA TO PORTABLE COMPUTING DEVICES	US	10046933	10/26/2001	US 2003-0018581 A1

RN113CA		Canada	2426958	10/26/2001

RN113jp		Japan	2002-548951	10/26/2001		4298292	4/24/2009

RN114	GRAPHICAL USER INTERFACE WITH MOVEABLE, MERGEABLE ELEMENTS	US	9663296	9/15/2000		6857106	2/15/2005

RN114C1	DYNAMIC GRAPHIC USER INTERFACE	US	11039070	1/19/2005	US 2005-0270307 A1	7818687	10/19/2010

RN115	SCHEDULED RETRIEVAL, STORAGE AND ACCESS OF	US	9733698	12/8/2000	US 2002-0019990 A1	7565675	7/21/2009

RN115c1	SCHEDULED RETRIEVAL, STORAGE AND ACCESS OF	US	12414544	3/30/2009	US 2009-0183212 A1	7721314	5/18/2010

RN115c2	SCHEDULED RETRIEVAL, STORAGE AND ACCESS OF	US	12768660	4/27/2010	US 2010-0268898 A1

RN115CA		Canada	2393824	10/8/2000

RN115EP		EP	989238.1	12/8/2000

RN115HK		Hong Kong	3101064.6	12/8/2000

RN115KR		Korea	10-2002-7007370	12/8/2000		782255	11/28/2007

RN117	DIGITAL AUDIO AND VIDEO PLAYBACK WITH PERFORMANCE COMPLEMENT TESTING	US	9488047	1/20/2000		6611813	8/26/2003

RN118	INTERACTIVE DELIVERY OF MEDIA USING DYNAMIC PLAYLIST GENERATION SUBJECT TO RESTRICTIVE	US	10021752	10/29/2001		7689705	3/30/2010

RN118c1		US	12749177	3/29/2010	US 2010-0241701 A1

RN119	SUBSCRIPTION MANAGEMENT	US	10630372	7/30/2003	US 2005-0027545 A1	7805315	9/28/2010

RN120	MEDIA SERVICE DELIVERY SYSTEM PROVIDING CONDITIONAL ACCESS TO MEDIA CONTENT FROM VARIOUS	US	10786891	2/24/2004	US 2004-0261093 A1

RN120hk		Hong Kong	6105939.7	2/24/2004		1089249	5/23/2006

RN120UK		GB	517229.1	2/24/2004		GB2414320	8/22/2007

RN121	PARALLEL VIDEO DECODING	US	10656537	9/5/2003	US 2005-0053157 A1	7627039	12/1/2009

RN126	DIGITAL RIGHTS MANAGEMENT HANDLER AND RELATED	US	10660302	9/10/2003		7681035	3/16/2010

RN126c1		US	12725298	3/16/2010	US 2010-0235631 A1

RN129	DEVICES AND RELATED METHODS FOR FACILITATING CONSUMER ACCESS TO PROTECTED DIGITAL CONTENT	US	11009539	12/10/2004

RN131	SYSTEM AND METHOD FOR DISTRIBUTING PROTECTED AUDIO CONTENT ON OPTICAL	US	10659985	9/10/2003		7685646	3/23/2010

RN132	METHOD AND APPARATUS FOR BUFFERING STREAMING MEDIA	US	10736452	12/14/2004	US 2005-0132417 A1	7558806	7/7/2009

RN132GB		GB	611856.6	12/14/2004		GB2424299	8/22/2007

RN139	CERTIFICATE BASED DIGITAL RIGHTS MANAGEMENT	US	10736451	12/14/2003	US 2005-0132209 A1	7185195	2/27/2007

RN139c1	CERTIFICATE BASED DIGITAL RIGHTS MANAGEMENT	US	11710873	2/26/2007	US 2007-0226489 A1	7930764	4/19/2011

RN139DE		Germany	11 2004 002 470.6	12/14/2004		1.12004E+11	12/30/2010

RN139GB		GB	611855.8	12/14/2004		2425383	5/15/2007

RN140	DIGITAL RIGHTS MANAGEMENT FOR CONTENT RENDERING ON PLAYBACK DEVICES	US	10719981	11/21/2003	US 2005-0114896 A1	7882034	2/1/2011

RN140GB		GB	609943.6	11/11/2004		2423393	7/8/2008

RN141	AUTO-NEGOTIATION OF CONTENT OUTPUT FORMATS USING A SECURE COMPONENT	US	10736219	12/14/2003	US 2005-0132208 A1	7721111	5/18/2010

RN141c1	AUTO-NEGOTIATION OF CONTENT FORMATS USING A SECURE COMPONENT MODEL	US	12767727	4/26/2010	US 2010-0268965 A1

RN143	EVENT SCHEDULING	US	10762218	1/21/2004	US 2005-0160367 A1

RN145	HIGH FREQUENCY EMPHASIS IN DECODING OF ENCODED SIGNALS	US	10988873	11/15/2004	US 2005-0105622 A1

RN146	DIGITAL AUDIO SIGNAL COMPRESSION METHOD AND APPARATUS	US	10988807	11/15/2004	US 2005-0063368 A1	7742926	6/22/2010

RN146c1	DIGITAL AUDIO SIGNAL COMPRESSION METHOD AND APPARATUS	US	12786358	5/24/2010	US 2010-0235174 A1

RN147	COMPACT SIGNAL CODING METHOD AND APPARATUS	US	10964856	10/13/2004	US 2005-0080829 A1	7519520	4/14/2009

RN149	DATA COMPILATION SYSTEM AND METHOD	US	11112021	4/22/2005	US 2006-0241955 A1	7617296	11/10/2009

RN151	PLAYLIST COMPILATION SYSTEM AND METHOD	US	11112441	4/22/2005	US 2006-0242106 A1

RN152	PROVIDING SUBSCRIBED MEDIA CONTENT TO PORTABLE MEDIA PLAYER DEVICES ASSOCIATED WITH SUBSCRIBERS	US	11618726	12/29/2006	US 2008-0046262 A1

RN154	CONTEXT-ADAPTIVE MACROBLOCK TYPE ENCODING/DECODING	US	10508597	9/21/2004	US 2005-0147160 A1	7978765	7/12/2011

RN155	SYSTEM AND METHOD FOR OBTAINING AND SHARING MEDIA CONTENT	US	11242223	10/3/2005	US 2006-0085351 A1

RN155ep		EP	6816099.3	5/3/2008

RN155jp		Japan	2008-534620

RN155kr		Korea	10-2008-7010636

RN156	SYSTEM AND METHOD FOR CACHING	US	11242339	10/3/2005	US 2006-0085349 A1

RN156ep		EP	6816048	4/24/2008

RN156jp		Japan	2008-534605

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN156kr		Korea	#1020087010637

RN157	SYSTEM AND METHOD FOR SUPPLEMENTING A RADIO PLAYLIST WITH LOCAL CONTENT	US	11242315	10/3/2005	US 2007-0079352 A1	7793823	9/14/2010

RN158	SYSTEM AND METHOD FOR RELICENSING CONTENT	US	11242341	10/3/2005	US 2006-0085352 A1

RN159	SYSTEM AND METHOD FOR RELICENSING CONTENT	US	11322717	12/30/2005	US 2006-0259436 A1

RN161	SYSTEM AND METHOD FOR ENABLING AN ACTION	US	11322314	12/30/2005	US 2006-0259429 A1

RN162	SYSTEM AND METHOD FOR AUTOMATICALLY TRANSFERRING DYNAMICALLY CHANGING CONTENT	US	11322720	12/30/2005	US 2006-0265329 A1

RN163	SYSTEM AND METHOD FOR GENERATING HOMOGENEOUS METADATA FROM PRE-EXISTING METADATA	US	11397301	3/29/2006	US 2007-0078885 A1

RN166	LICENSE CONFIRMATION VIA EMBEDDED CONFIRMATION CHALLENGE	US	11110303	4/19/2005	US 2006-0235802 A1

RN167	SYSTEM AND METHOD FOR TRANSFERRING PLAYLISTS	US	11501169	8/7/2006	US 2007-0073727 A1

RN168	SYSTEM AND METHOD FOR UPDATING PROFILES	US	11501200	8/7/2006	US 2007-0067309 A1

RN174	SYSTEM AND METHOD FOR AUTOMATICALLY MANAGING MEDIA	US	11501173	8/7/2006	US 2007-0073728 A1

RN180	SYSTEM AND METHOD FOR SHARING PERSONAS	US	11500577	8/7/2006	US 2007-0073725 A1

RN182c1	PERSONAL MEDIA DEVICE	US	13099115	5/2/2011	US 2011-0231572 A1

RN198	SYSTEM AND METHOD FOR RENDERING MULTIPLE USER INTERFACES	US	11624977	1/19/2007	US 2008-0178112 A1

RN202	METHOD AND APPARATUS FOR GENERATING APPLICATION PROGRAMS FOR MULTIPLE HARDWARE AND/OR SOFTWARE	US	11265784	11/1/2005	US 2007-0174818 A1

RN210	SYSTEMS AND METHODS FOR CONTROLLING STREAMING DATA	US	11444983	6/1/2006

RN213	SYSTEMS AND METHODS FOR PROVIDING NOTIFICATION OF STREAMING DATA	US	11444982	6/1/2006

RN218	COLLABORATIVE PLAYLIST SYSTEM AND METHOD	US	11672741	2/8/2007	US 2008-0195239 A1

RN219	SYSTEM AND METHOD FOR AUTOMATICALLY GENERATING A RESULT SET	US	11506456	8/18/2006	US 2008-0046408 A1	7788249	8/31/2010

RN219c1	SYSTEM AND METHOD FOR OFFERING COMPLEMENTARY PRODUCTS / SERVICES	US	11619061	1/2/2007	US 2008-0046332 A1	8055639	11/8/2011

RN219c2	SYSTEM AND METHOD FOR GENERATING REFERRAL FEES	US	11619042	1/2/2007	US 2008-0046318 A1	7711725	5/4/2010

RN224	SYSTEM AND METHOD FOR LOCATING AND CAPTURING DESIRED MEDIA CONTENT FROM MEDIA BROADCASTS	US	10046341	10/29/2001		7987280	7/26/2011

RN224c1	SYSTEM AND METHOD FOR LOCATING AND CAPTURING DESIRED MEDIA CONTENT FROM MEDIA BROADCASTS	US	13161409	4/22/2011	US 2011-0246649 A1

RN225	SYSTEMS AND METHODS FOR STREAMING DATA	US	11541780	10/2/2006

RN227	SYSTEM AND/OR METHOD FOR ADJUSTING FOR INPUT LATENCY IN A HANDHELD DEVICE	US	11450154	6/9/2006	US 2007-0087836 A1	7982739	8/6/1996

RN227c1	APPARATUS AND METHOD FOR ADJUSTING FOR INPUT LATENCY IN AN ELECTRONIC DEVICE	US	13183586	7/15/2011	US 2011-0270426 A1

RN229EP		EP	6789425.3	8/7/2006

RN233o1	ADVANCED WATERMARKING SYSTEM AND METHOD	US	12193709	8/18/2008	US 2009-0070587 A1

RN233o2	ADVANCED WATERMARKING SYSTEM AND METHOD	US	12300980	8/18/2008	US 2010-0226523 A1

RN233o3	ADVANCED MULTI-CHANNEL WATERMARKING SYSTEM AND METHOD	US	12193703	8/18/2008	US 2009-0074185 A1

RN233x	ADVANCED MULTI-CHANNEL WATERMARKING SYSTEM AND METHOD	US	12300566		US 2010-0246810 A1

RN234	WEB MEDIA ASSET IDENTIFICATION SYSTEM AND	US	11756588	5/31/2007	US 2008-0301280 A1	7890854	2/15/2011

RN234cn		China	2.0088E+11	5/30/2008

RN234d1	WEB MEDIA ASSET ID SYSTEM AND METHOD	US	13026960	2/14/2011	US 2011-0173523 A1

RN234ep		EP	8831649.2	11/13/2009

RN234jp		Japan	2010-510522	5/30/2010

RN234kr		Korea	tbd

RN235	SYSTEM AND METHOD FOR COMBINING MEDIA DATA	US	11829672	7/27/2007	US 2009-0028188 A1	8027365	9/27/2011

RN235cn		China	2008-80107442.9

RN235ep		EP	8782237.5	7/23/2008

RN235in		India	227/KOLNP/2010

RN235jp		Japan	2010-518350

RN235kr		Korea	10-2010-7004091

RN236	SYSTEM AND METHOD FOR DISTRIBUTING MEDIA DATA	US	11829616	7/27/2007	US 2009-0031007 A1	7694006	4/6/2010

RN236cn		China	2008-80107285.1	7/23/2008

RN236ep		EP	8796480.5	1/15/2010

RN236in		India	246/KOLNP/2010

RN236jp		Japan	2010-518349

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN236kr		Korea	10-2010-7004093

RN241	DYNAMIC CONTENT INSERTION METHOD AND SYSTEM	US	11745617	5/8/2007	US 2008-0281686 A1

RN243	METHOD AND SYSTEM FOR DEEP METADATA POPULATION OF MEDIA CONTENT	US	12023648	1/31/2008	US 2009-0198732 A1

RN243pct	METHOD AND SYSTEM FOR DEEP METADATA POPULATION OF MEDIA CONTENT	PCT	PCT/US09/32108	1/27/2009

RN244	SYSTEM AND METHODS FOR SELECTIVE ADVERTISING IN MEDIA CONTENT	US	12853153	8/9/2010

RN247	TRACK SHUFFLING SYSTEM AND METHOD	US	12034322	2/20/2008	US 2008-0215629 A1

RN249	METHOD AND SYSTEM FOR IMPROVING THE QUALITY OF DEEP METADATA ASSOCIATED WITH MEDIA CONTENT	US	12024567	2/1/2008	US 2009-0198700 A1	7840581	11/23/2010

RN250x1	VARIABLE FIDELITY MEDIA PROVISION SYSTEM AND	US	12181316	7/28/2008	US 2009-0030976 A1

RN250x2	ADAPTIVE VARIABLE FIDELITY MEDIA DISTRIBUTION SYSTEM AND METHOD	US	12181310	7/28/2008	US 2009-0031038 A1	7953882	5/31/2011

RN250x2d1	ADAPTIVE VARIABLE FIDELITY MEDIA DISTRIBUTION SYSTEM AND METHOD	US	13092853	4/22/2011	US 2011-0196942 A1

RN251	SYSTEM AND METHOD FOR CONFIGURING A CLIENT ELECTRONIC DEVICE	US	11767825	6/25/2007	US 2008-0059567 A1	8095626	1/10/2012

RN251c1	SYSTEM AND METHOD FOR CONFIGURING A CLIENT ELECTRONIC DEVICE	US	13347536	1/10/2012

RN251ca		Canada	2688476	5/30/2008

RN251cn		China	2.0088E+11	1/29/2010

RN251ep		EP	8756509.9	12/8/2009

RN251jp		Japan	2010-510513	3/18/2010

RN251kr		Korea	10-2009-7024881	11/27/2009

RN261	SYSTEMS AND METHODS FOR CONTENT PLAYBACK AND RECORDING	US	12483107	6/11/2009	US 2009-0319807 A1

RN270pr

RN290	DISPLAY WINDOW CONTROL SYSTEM AND METHOD	US	12722443	3/11/2010	US 2010-0217993 A1

RN301	API-ACCESSIBLE MEDIA DISTRIBUTION SYSTEM	US	11848844	8/31/2007	US 2008-0059483 A1

RN301ep		EP	7841746.6	8/31/2007

RN301jp		Japan	2009-526938

RN301kr		Korea	10-2009-7006670

RN302	API-ACCESSIBLE MEDIA DISTRIBUTION SYSTEM	US	11848811	8/31/2007	US 2008-0059434 A1

RN303jp		Japan	2009-527605

RN303kr		Korea	10-2009-7007036

RN306	SYSTEM AND METHOD FOR AUTOMATICALLY CREATING A MEDIA ARCHIVE FROM CONTENT ON A RECORDING MEDIUM	US	12332121	12/10/2008	US 2009-0148125 A1

RN307	SYSTEM AND METHOD FOR AUTOMATICALLY CREATING A MEDIA ARCHIVE FROM CONTENT ON A RECORDING MEDIUM	US	12332110	12/10/2008	US 2009-0150409 A1

RN310	SECURE MEDIA PATH SYSTEM AND METHOD	US	12560287	9/15/2009	US 2010-0071071 A1	8074286	12/6/2011

RN311	RE-HEADERER SYSTEM AND METHOD	US	12716202	3/2/2010	US 2010-0223327 A1

RN311pct		PCT	PCT/US10/25977	3/2/2010

RN312	MULTI-OUT MEDIA DISTRIBUTION SYSTEM AND METHOD	US	12838325	7/16/2010	US 2011-0276712 A1

RN323	MOBILE MEDIA PLAY SYSTEM AND METHOD	US	12560826	9/16/2009	US 2011-0066843 A1

RN326	METHOD AND SYSTEM FOR PROVIDING AN OPINION AND AGGREGATING OPINIONS WITH MOBILE TELECOMMUNICATION DEVICE	US	10477164	11/7/2003	US 2004-0235460 A1	7319863	1/15/2008

RN327	METHOD AND SYSTEM FOR COLLECTING AND DISPLAYING AGGREGATE PRESENCE INFORMATION FOR MOBILE MEDIA PLAYERS	US	10477049	11/7/2003	US 2004-0172481 A1	7433922	10/7/2008

RN328	DIGITAL MEDIA CONTENT DISTRIBUTION	US	11157481	6/21/2005	US 2007-0005503 A1

RN329	MEDIA PLAYING ON A PORTABLE MEDIA PLAYER INCLUDING SHOP AND PLAY REMOTE MEDIA	US	11971043	1/8/2008	US 2008-0189255 A1

RN330	METHOD AND SYSTEM FOR UPDATING MEDIA LISTS IN PORTABLE MEDIA DEVICES	US	12165277	6/30/2008	US 2009-0006542 A1

RN333	SYSTEM AND METHOD FOR SEAMLESSLY JOINING MULTICAST SESSION	US	9689428	10/12/2000		6973081	12/6/2005

RN337	METHOD FOR PROVIDING MULTIMEDIA DATA VIA COMMUNICATION NETWORK	US	11190800	7/27/2005		7480314	1/20/2009

RN337au		Australia	2005265464	1/16/2007		AU2005265464	12/18/2008

RN337cn		China	PCT/KR2005/002447	7/28/2005

RN	Title	jurisdiction	serial number	filing date	earliest US publication number	patent number	issue date
RN337ep		EP	5780753.9	1/17/2007

RN337id		Indonesia	W00200700241	1/24/2007		ID 0 020 942	4/17/2008

RN337in		India	74/MUMNP/2007	1/17/2007		236464	10/30/2009

RN337kr2		Korea	10-2005-0068201	7/27/2005		10-0606281-00-00	7/21/2006

RN339cn		China	2.0068E+11	7/12/2007		ZL200680002228.8	9/23/2009

RN339id		Indonesia	W00200702231	1/11/2006		P0027182	12/9/2010

RN339in		India	2617/KO LNP/2007	7/12/2007

RN340	METHOD AND SYSTEM FOR INTERWORKING PLURALITY OF APPLICATIONS	US	11813295	7/3/2007

RN340cn		China	200680001968.X	7/9/2007		ZL200680001968.X	7/29/2009

RN340id		Indonesia	W00200702094	6/27/2007		ID 0 022 272	11/6/2008

RN340jp		Japan	2007-550303	7/6/2007		4818278	9/9/2011

RN340kr		Korea	10-2005-0002696	1/11/2005		10-0616157-00-00	8/18/2006

RN341	METHOD AND SYSTEM FOR SERVICING BGM REQUEST AND FOR PROVIDING SOUND SOURCE INFORMATION	US	11831212	7/31/2007

RN341kr1		Korea	10-2006-0079150	8/22/2006		10-0811600-00-00	3/3/2008

RN341kr2		Korea	10-2006-0072162	7/31/2006		10-0850321-00-00	7/29/2008

RN342	METHOD FOR PROVIDING CALLER IDENTIFICATION SERVICE AND SYSTEM OF ENABLING THE METHOD	US	11913522	11/2/2007

RN342ep		EP	6757622.3	11/14/2007

RN342kr		Korea	10-2005-0044591	5/26/2005		10-0821689-00-00	4/4/2008

RN343	METHOD OF PROCESSING AUDIO SIGNALS FOR IMPROVING THE QUALITY OF OUTPUT AUDIO SIGNAL WHICH IS TRANSFERRED TO SUBSCRIBER’S TERMINAL OVER NETWORK AND AUDIO SIGNAL PRE-PROCESSING APPARATUS	US	12160090	7/3/2008

RN343id		Indonesia	W00200802255	7/7/2008

RN343in		India	2710/KOL NP/2008	7/7/2008

RN343jp		Japan	2008-549428	7/7/2008

RN343kr		Korea	10-2006-0001902	1/6/2006		10-0760905-00-00	9/17/2007

RN343kr2		Korea	10-2006-0001901	1/6/2006		10-0785471-00-00	12/6/2007

RN348cn		CN	200580010794.9			ZL200580010794.9

RN348id		ID	W00200602669			ID 0 021 257

RN348in		IN	1206/MUMNP/2006			220636

RN348kr		KR	10-2004-0021669			10-0584001-00-00

RN350cn		CN				200680035907.5

RN350in		IN	2573/DELNP/2008

RN350kr		KR	10-2005-0091846			10-0757858-00-00

RN365kr		KR	10-2001-0057006			10-0440673-00-00

RN374kr		KR	10-2004-0082259			10-0689669-00-00

RN380kr		KR	10-2006-0017579

RN401c1	METHOD FOR SELLING CONTENT OVER A NETWORK	US	11762361	6/13/2007	US 2007-0299738 A1	7734511	6/8/2010

RN401c2	METHOD FOR SELLING CONTENT OVER A NETWORK	US	12794624	6/4/2010	US 2010-0250401 A1

RN406	CONTENT RECOMMENDATION DEVICE WITH AN ARRANGEMENT ENGINE	US	10861133	6/4/2004	US 2005-0021420 A1	7716220	5/11/2010

RN406EP		EP	3012731	6/4/2003

RN406JP		Japan	JP2006-508269	6/3/2004		4723481	4/15/2011

RN407	CONTENT RECOMMENDATION DEVICE WITH USER FEEDBACK	US	10861154	6/4/2004	US 2005-0076093 A1	7337458	2/26/2008

RN407EP		EP	3012729.4	6/4/2003

RN407JP		Japan	JP2006-508270	6/3/2004

RN408	METHOD OF PROVIDING CONTENT ITEMS	US	11540578	10/2/2006	US 2007-0106672 A1	7756880	7/13/2010

RN408c1	METHOD OF PROVIDING CONTENT ITEMS	US	12829932	7/2/2010	US 2010-0274849 A1

RN408CN		China	CN200610148432.2	11/8/2006

RN408EP		EP	5024286.6	11/8/2005

RN408JP		Japan	JP2006302857	11/8/2006

RN409cn		China	CN200480027788.X	9/10/2004		200480027788	3/12/2010

RN409EP		EP	3021748.3	9/25/2003

RN409jp		Japan	2006-527304	9/10/2004		4503018	4/30/2010

RN410EP		EP	5003085.7	2/14/2005

RN411EP		EP	5003086.5	2/14/2005

RN414ep		EP	4701123.4	8/8/2005

RN414kr		Korea	2003-0001330	8/8/2005		754439

RN414us	PREPROCESSING OF DIGITAL AUDIO DATA FOR IMPROVING PERCEPTUAL SOUND QUALITY ON A MOBILE PHONE	US	10753713	1/8/2004		7430506	9/30/2008

RN415ep		EP	3751533.5	10/14/2003		1554717	8/24/2011

RN415kr		Korea	10-2002-0062507	10/14/2002		10-0841096-00-00	6/18/2008

RN416kr		Korea	10-2006-0073290	8/3/2006

RN417kr		Korea	10-2006-0091005	9/20/2006

Exhibit A

PART 2

RN	jurisdiction	serial number	filing date	publication number	patent number
RN010	US	9575403	5/22/2000

RN010pct	PCT	PCT/US01/16298	5/18/2001

RN011	US	9575405	5/22/2000

RN011PCT	PCT	PCT/US01/16299

RN014c1	US	11823097	6/25/2007	US 2008-0134051 A1

RN014PCT	PCT	PCT/US01/16230

RN015	US	9300139	12/22/2004

RN018c2	US	12786342	5/24/2010	US 2010-0277649 A1

RN018pct	PCT	PCT/US00/18182

RN019PCT	PCT	PCT/US00/18386

RN020pct	PCT	PCT/US00/18390

RN021pct	PCT	PCT/US00/18228

RN022PCT	PCT	PCT/US01/12222

RN023	US	9550545	4/14/2000

RN023d1	US	11159885	6/23/2005	US 2005-0240297 A1

RN023pct	PCT	PCT/US01/

RN024PCT	PCT	PCT/US00/42392

RN027c3	US	11105305	4/13/2005

RN029c1	US	8707773

RN029jp	Japan	216168/1994	9/9/1994

RN030c1c1	US	9653973

RN030pct	PCT	PCT/US95/14765

RN049PCT	PCT	PCT/US01/16297

RN051	US	9710062	11/8/2000

RN051c1	US	11115807	4/26/2005

RN054c1	US	11401516	4/11/2006	US 2006-0182356 A1

RN055c1	US	11540065	9/29/2006

RN057PR	US	60174518

RN062C1	US	11352944	2/13/2006

RN066	US	10056262	1/23/2002	US 2003-0139966 A1

RN067pr	US	60351161

RN069	US	60367032

RN	jurisdiction	serial number	filing date	publication number	patent number
RN069PCT	PCT	PCT/US03/07884

RN070PCT	PCT	PCT/US03/07472

RN070pr	US	60367075

RN071	US	10143695	5/9/2002	US 2003-0212804 A1

RN072	US	10185526	6/26/2002

RN073	US	10668824	9/22/2003	US 2004-0205811 A1

RN073pr	US	60413160

RN076PR	US	60408209

RN077c1	US	11846493	8/28/2007

RN079PCT	PCT	PCT/US03/12847	4/22/2003

RN079PR	US	60375289

RN081p1	US	60414120

RN081p2	US	60415447

RN082au	Australia	199894011	9/21/1998		750272

RN082bg	Bulgaria	104353	9/21/1998		65408

RN082hu		HU0101023

RN082pct	PCT	PCT/US98/19618

RN083c2	US	12555727	9/10/2009	US 2010-0225805 A1

RN084PCT	PCT	PCT/US04/00723

RN086	US	10355970	1/31/2003	US 2004-0153647 A1

RN088c1	US	11845732	8/27/2007

RN088PCT	PCT	PCT/US2004/005125

RN089PR	US	60451975

RN091	US	10508568	9/21/2004	US 2005-0105889 A1

RN092pct	PCT	PCT/US03/07882	3/12/2003

RN092pr	US	60366835	3/22/2002

RN093	US	10430583	5/6/2003	US 2004-0223054 A1

RN093EP	EP	4751321.3

RN093PCT	PCT	PCT/US04/13901	5/6/2004

RN095	US	10424490	4/24/2003

RN096C1	US	11823096	6/25/2007

RN097PCT	PCT	PCT/US05/24271	7/8/2005

RN097PR	US	60464068

RN099hk	Hong Kong	5111247.3	3/12/2003

RN099pct	PCT	PCT/US03/07884	3/12/2003

RN099pr	US	60367032

RN100	US	10836646	4/30/2004	US 2005-0108176 A1

RN	jurisdiction	serial number	filing date	publication number	patent number
RN100PR	US	60467249

RN101PR	US	60482424

RN102PR	US	60482390

RN103	US	10877828	6/24/2004	US 2005-0044223 A1

RN103PR	US	60482388

RN104EP	EP	EP20030762992 20030612	6/12/2003		EP01649697

RN104PCT	PCT	PCT/US03/18963

RN105	US	10449863	5/30/2003	US 2004-0243922 A1

RN106	US	10335551	12/31/2002	US 2004-0128531 A1

RN106EP	EP	3808619.5	12/31/2003

RN106PCT	PCT	PCT/US03/41669	12/31/2003

RN109PR	US	60484018

RN110de	Germany	911842.3	2/16/2000		1155402

RN110pct	PCT	PCT/US00/04012	2/16/2000

RN111C1	US	11040787

RN112	US	9777500	2/5/2001

RN112auD1	Australia	2007201307	3/27/2007

RN112PCT	PCT	PCT/US01/03675	2/5/2001

RN112pr	US	60180248	2/4/2000

RN113EP	EP	1988476.6	10/26/2001

RN113PCT	PCT	PCT/US01/51140

RN115JP	Japan	2001-544125	12/8/2000

RN115pr	US	60169587	12/8/1999

RN116PR	US	60244059

RN117PCT	PCT	PCT/US00/01701

RN120PCT	PCT	PCT/US04/05593	2/24/2004

RN120PR	US	60450119

RN128	US	10982704	11/5/2004

RN128PR	US	60518061

RN129PR	US	60529193

RN130	US	10783043	2/19/2004

RN132c1	US	12498994

RN132PCT	PCT	PCT/US04/041654	12/14/2003

RN134pr	US	60394524

RN139GBd 1	GB	710355.9	5/31/2007

RN139pct	PCT	PCT/US04/42607	12/14/2004

RN140PCT	PCT	PCT/US04/39371	11/11/2004

RN142PR	US	60511155

RN144PR	US	60562669

RN145PR	US	60520163

RN	jurisdiction	serial number	filing date	publication number	patent number
RN146PCT	PCT	PCT/US05/24271

RN146PR	US	60587731

RN147EP	EP	4795120.7	10/13/2004

RN147PCT	PCT	PCT/US04/33917

RN147PR	US	60511155

RN148	US	11073365	3/4/2005	US 2006-0200776 A1

RN150	US	11321748	12/29/2005	US 2007-0162876 A1

RN150PCT	PCT	PCT/US06/62768	12/29/2006

RN152pct	PCT	PCT/US06/62769	12/29/2006

RN152PR	US	60754840	12/29/2005

RN155pct	PCT	PCT/US06/38596

RN156pct	PCT	PCT/US06/38496

RN157PCT	PCT	PCT/US06/38705

RN158pct	PCT	PCT/US06/38708

RN159pct	PCT	PCT/US06/42144

RN160	US	11322716	12/30/2005	US 2007-0174147 A1

RN160pct	PCT	PCT/US06/42141

RN161pct	PCT	PCT/US06/42143	10/30/2006

RN162pct	PCT	PCT/US06/42142

RN163pct	PCT	PCT/US07/65470

RN164	US	11624899	1/19/2007	US 2007-0247755 A1

RN164pct	PCT	PCT/US07/60778	1/19/2007

RN164PR	US	60760531

RN167PR	US	60705764

RN168pr	US	60705969

RN169PR	US	60705747

RN171	US	11501165	8/7/2006	US 2007-0073726 A1

RN172	US	11501170	8/7/2006	US 2007-0061835 A1

RN172pct	PCT	PCT/US06/30795

RN177	US	11500585	8/7/2006	US 2007-0061364 A1

RN178	US	11501203	8/7/2006	US 2007-0061309 A1

RN179	US	11500586	8/7/2006	US 2007-0061759 A1

RN179pct	PCT	PCT/US06/30825	8/7/2006

RN182	US	11501202	8/7/2006	US 2007-0058832 A1

RN182pct	PCT	PCT/US06/30900	8/7/2006

RN194PCT	PCT	PCT/US05/12738	4/14/2005

RN195	US	11506449	8/18/2006	US 2008-0046537 A1

RN	jurisdiction	serial number	filing date	publication number	patent number
RN196	US	11506447	8/18/2006	US 2008-0046543 A1

RN203pr	US	60711039	8/18/2005

RN221	US	11456358	7/10/2006	US 2008-0010135 A1

RN227pr	US	60711039	8/18/2005

RN228	US	11045424	1/27/2005	US 2006-0167956 A1

RN229	US	11499996	8/7/2006	US 2007-0033402 A1

RN229pct	PCT	PCT/US06/30504	8/7/2006

RN233o1pct	PCT	PCT/US08/09888	8/18/2008

RN233o2pct	PCT	PCT/US08/09919	8/18/2008

RN233o3pct	PCT	PCT/US08/73532	8/18/2008

RN233PR	US	60956545	8/17/2007

RN233y	US	PCT/US08/09887	8/18/2008

RN233z	US	PCT/US08/09917	8/19/2008

RN234pct	PCT	PCT/US08/65337	5/30/2008

RN235br	Brazil	PI0814131-2	3/26/2010

RN235pct	PCT	PCT/US08/70861	7/23/2008

RN236br	Brazil	PI0814173-8	3/29/2010

RN236pct	PCT	PCT/US08/70859	7/23/2008

RN242pr	US	60986821	11/9/2007

RN244pct	PCT	PCT/US09/33539	2/9/2009

RN244pr	US	61065053	2/7/2008

RN247pr	US	60890708	2/20/2007

RN249pct	PCT	PCT/US09/32085	1/27/2009

RN250pr	US	60952031	7/26/2007

RN251pct	PCT	PCT/US08/65283	5/30/2008

RN260pr	US	60941526	6/1/2007

RN261pct	PCT	PCT/US09/47089	6/11/2009

RN261pr	US	61095249	9/8/2008

RN290pct	PCT	PCT/US08/10711	9/11/2008

RN290pr1	US	60993386	9/11/2007

RN290pr2	US	61002106	11/5/2007

RN301pct	PCT	PCT/US07/77420	8/31/2007

RN301pr	US	60842056	8/31/2006

RN302pr	US	60843212	9/8/2006

RN303	US	11852552	9/10/2007	US 2008-0077626 A1

RN303cn	China	2.0078E+11

RN303ep	EP	7842126

RN303pct	PCT	PCT/US07/77987	9/10/2007

RN303pr	US	60843166	9/8/2006

RN306pct	PCT	PCT/US09/45026	5/22/2009

RN	jurisdiction	serial number	filing date	publication number	patent number
RN306pr	US	61012500	12/10/2007

RN307pct	PCT	PCT/US09/45028	5/22/2009

RN307pr	US	61073794	6/19/2008

RN310pct	PCT	PCT/US09/57022	9/15/2009

RN310pr	US	61097201	9/15/2008

RN311pr	US	61156799	3/2/2009

RN312pr	US	61331639	5/5/2010

RN326pct	PCT	PCT/US02/14908	5/10/2002

RN326re	US	12687061	1/13/2010

RN327pct	PCT	PCTUS0214594	5/10/2002

RN329pr	US	60883987	1/8/2007

RN330pr	US	60947273	6/29/2007

RN337pct	PCT	PCT/KR2005/002447	7/28/2005

RN339	US	11813192	6/29/2007

RN339ep	EP	EP1839189

RN339jp	Japan	tbd

RN340ep	EP	6700114.9	8/6/2007

RN340pct	PCT	PCT/KR2006/000093	1/10/2006

RN342pct	PCT	PCT/KR2006/001662	5/3/2006

RN343ep	EP	7700892.8	8/4/2008

RN343pct	PCT	PCT/KR2007/000115	1/8/2007

RN346		10585455

RN346pct		PCT/KR2005/000014

RN348		11547065

RN348pct		PCT/KR2005/000907

RN350pct		PCT/KR2006/003903

RN401	US	10832186	4/26/2004	US 2005-0240487 A1

RN406c1	US	12777102	5/10/2010

RN406cn	China	200480015378.3	6/3/2004		200480015378.3

RN406PCT	PCT	PCT/EP2004/006017	6/3/2004

RN407PCT	PCT	PCT/EP2004/006018	6/3/2004

RN409	US	10572585	3/20/2006	US 2007-0124791 A1

RN409PCT	PCT	PCT/EP04/10165	9/10/2004

RN410pct	PCT	PCT/EP06/000769	1/30/2006

RN411PCT	PCT	PCT/EP06/000768	1/30/2006

RN414pct	PCT	PCT/KR04/00023	1/9/2004

RN415pct	PCT	PCT/KR2003/02117	10/14/2003

RN415us	US	10686389	10/14/2003

Exhibit B

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement, dated as of                      , 20         (the “Agreement”), is made between                      (“Assignee”), and                      (“Assignor”).

The parties agree as follows:

1. Assignor hereby assigns to Assignee all right, title and interest in and under the Patent License Agreement between RealNetworks, Inc. and Intel Corporation, dated as of January 26, 2012 (the “License”) as of                     (“Effective Date”).

2. Assignee hereby accepts the foregoing assignment of all right, title and interest in and under the License and hereby assumes all duties, limitations, and obligations of Assignor in and under the License and agrees to be bound by the terms of the License in all respects. Nothing in this Agreement shall be deemed to release or otherwise affect the liability of Assignor for the failure of Assignor to perform any of its duties and obligations under the License prior to the date of this Agreement.

3. This Agreement will be binding upon and inure to the benefit of Assignee and Assignor and their respective successors and assigns.

4. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of                     , without reference to rules governing choice of laws. If a lawsuit is filed that arises out of this Agreement, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys’ fees, expenses and costs from the other party.

5. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one agreement.

IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Agreement to be signed by its duly authorized officer as of the date first written above.

ASSIGNOR:	ASSIGNEE:

By:	By:
Name:	Name:
Title:	Title:

Exhibit C

CHANGE OF CONTROL PROVISIONS

Exhibit C

CHANGE OF CONTROL PROVISIONS

Terms not otherwise defined in this Exhibit C have the meanings set forth in the Patent License Agreement (the “Agreement”).

1.	Definitions.

1.1	“Action” means any actual or asserted judicial or administrative proceeding, claim or litigation alleging patent infringement with respect to the products and services of Licensee or Licensor as those products and services exist as of the Effective Date. Any actual or asserted judicial or administrative proceeding, claim or litigation alleging patent infringement will be an “Action” under the Agreement if it (a) is commenced during the 5 year period beginning on the Effective Date, or (b) seeks damages for infringement allegedly arising during the 5 year period beginning on the Effective Date.

1.2	“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

1.3	“Allowed Assignee” means only if and to the extent that the transfer or deemed transfer resulting from such Change of Control, Change of Character or Permitted Assignment is permitted under Section 2.5:

(a)	Licensee in the case of an assignment or transfer or deemed assignment or transfer resulting from a Change of Control in which Licensee survives the Change of Control, including without limitation a Change of Control by operation of law in which Licensee is a surviving entity, by acquisition of securities of Licensee, by a merger in which Licensee is the surviving entity in the merger, by contract or otherwise;

(b)	the surviving entity in the case of an assignment or transfer or deemed assignment or transfer resulting from a merger in connection with a Change of Control in which the Licensee is not the surviving entity in such merger;

(c)	Licensee in the case of a Change of Character; or

(d)	the assignee or transferee or deemed assignee or transferee in any Permitted Assignment.

1.4	“Annual Product Volume Growth Cap” shall mean, with respect to Licensee Media Products and Licensee Products (in units), the number of units that were licensed under the Agreement (or that would have been licensed under this Agreement before the Effective Date) during the four fiscal quarters preceding the applicable Transfer (the “Product Volume Baseline”) increased by the greater of

(i) *** of the Product Volume Baseline or (ii) ***. For clarity and notwithstanding the foregoing, no subsequent Transfer will be deemed to result in an Annual Product Growth Cap greater than that as calculated from any preceding Transfer.

1.5	“Annual Services Revenue Growth Cap” shall mean, with respect to the revenue (calculated as the higher of either the actual value received, including all bargained-for consideration, and the fair market value of non-cash consideration) for Licensee Services which were licensed under the Agreement (or that would have been licensed under this Agreement before the Effective Date) during the four fiscal quarters preceding the applicable Transfer (the “Services Revenue Baseline”), up to the greater of (i) *** of the Services Revenue Baseline, or (ii) ***. For clarity and notwithstanding the foregoing, no subsequent Transfer will be deemed to result in an Annual Services Revenue Growth Cap greater than that for the same period as calculated from any preceding Transfer.

1.6	“Annual Services User Growth Cap” shall mean, with respect to the number of recipients of those Licensee Services licensed under the Agreement (or that would have been licensed under this Agreement before the Effective Date) (“Users”) during the four fiscal quarters preceding the applicable Transfer (the “User Baseline”), up to the greater of (i) *** of the User Baseline, or (ii) ***. For clarity and notwithstanding the foregoing, no subsequent Transfer will be deemed to result in an Annual Services User Growth Cap greater than that as calculated from any preceding Transfer.

1.7	“Change of Character” means that Licensee or any of its Subsidiaries, whether through a transaction or series of related transactions, by operation of law, merger, acquisition of assets or securities or otherwise, acquires all or any portion of any other Person (“Character Change Event”) such that:

(a)	Licensee’s total market capitalization after the Character Change Event exceeds the greater of one billion US dollars ($1,000,000,000) or three (3) times Licensee’s total market capitalization prior to such transaction(s) as reflected in the public stock exchange(s) in which Licensee’s stock is primarily traded, based on the average of the closing price of such stock on the last ten days on which such exchange is open for trading prior to the day such acquisition is announced if Licensee is and continues to be traded on a public stock exchange as compared to the average closing price of such stock on the ten days on which such exchange is open for trading immediately following the consummation of the Character Change Event; or

(b)	In the event that Licensee’s stock is not publicly traded after the consummation of the Character Change Event, the fair market value of all of the capital stock or other equity interests (without duplication) in Licensee and its Subsidiaries after consummation of the Character Change Event exceeds the greater of one billion US dollars ($1,000,000,000) or three (3) such fair market value prior to the Character Change Event (with such fair market value

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

before and after the Character Change Event being determined in good faith by the board of directors or similar managing authority of Licensee or by the independent accounting firm or investment banking firm described in the last paragraph of this Section 1.7); or

(c)	Licensee’s and its Subsidiaries’ total assets after the transaction(s) exceed the greater of one billion dollars ($1,000,000,000) or three (3) times the previous assets of Licensee and its Subsidiaries (calculated based on Licensee’s last regularly prepared balance sheet before execution of the definitive agreement(s) that contemplate(s) the transaction (or in the case of a series of related transactions, the first of such transactions) and Licensee’s (including, if applicable, Licensee’s pro rata ownership of the acquired entity) first balance sheet prepared after the closing of the transaction (provided that, if such balance sheets are not prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”), then such balance sheets shall be first adjusted to be in accordance with GAAP); or

(d)	Licensee’s and its Subsidiaries’ annualized gross revenue after the transaction(s) exceeds the greater of one billion dollars ($1,000,000,000) per year or three (3) times the gross revenue generated by Licensee and its Subsidiaries over the four (4) completed fiscal quarters immediately preceding the closing of such transaction(s), in each case as determined from financial statements prepared in accordance with GAAP. For purposes hereof, the annualized gross revenues of Licensee and its Subsidiaries after the transaction(s) shall be the combined annualized revenue of Licensee and its Subsidiaries (including Licensee’s pro rata ownership of the revenues of the acquired entity, assets or operations) during the four (4) completed fiscal quarters immediately preceding the closing of such transaction(s), determined on a pro forma basis giving effect to the transaction(s) as if the transaction(s) had occurred at the beginning of such four-quarter period.

Notwithstanding the foregoing, if Licensee is no longer a company traded on a public stock exchange, then Licensee will not be deemed to have undergone a subsequent Change of Character unless and until either (i) Licensee’s executives or its board of directors or similar managing authority have actual knowledge of the conditions set forth in (b), (c) or (d) above having occurred or (ii) Licensor has retained an independent accounting firm or investment banking firm reasonably acceptable to Licensee and such accounting firm or investment banking firm has confirmed that one of such conditions has occurred or Licensee has failed to reasonably cooperate with such independent accounting firm or investment banking firm in its determination.

1.8	“Change of Control” means any transaction or series of related transactions in which a Person or group of related Persons who do not Control Licensee before such transaction or series of related transactions, obtain(s) Control by any means, whether by operation of law, acquisition of securities, merger, contract, or otherwise; except that with respect to any stockholder beneficially holding 25% or more of the outstanding stock of Licensee as of the date of the Agreement, the acquisition of Control by such stockholder shall not be deemed a Change of Control.

1.9	“Control” means (a) ownership of more than 50% of the outstanding stock or securities entitled to vote for the election of directors or similar managing authority of the subject Person, (b)ownership of more than 50% of the ownership interest that represents the right to make decisions for the subject Person or (c)

any other ability to elect more than half of the board of directors or similar managing authority of the subject Person, whether by contract or otherwise.

1.10	“Permitted Assignment” means a transaction or series of related transactions in which a Person or group of related Persons who do not Control Licensee before such transaction or series of related transactions, purchases all or substantially all of Licensee’s assets.

1.11	“Transfer Date” means (a) with respect to a Change of Control or a Permitted Assignment, the date on which the transaction (or in the case of a series of related transactions, the last of such transactions) takes legal effect and (b) with respect to a Change of Character, 30 days after the date on which any one (1) of the tests set forth in Section 1.7 is satisfied.

2.	Transfers upon Change of Control, Change of Character or Permitted Assignment of Licensee.

2.1	Subject to the terms of this Exhibit C, the Agreement may be transferred or assigned (or deemed transferred or assigned) to an Allowed Assignee not more than a total of four (4) times in connection with Changes of Control, Changes of Character and Permitted Assignments of Licensee.

2.2	Following a transfer or assignment (or deemed transfer or assignment) of the Agreement to an Allowed Assignee as permitted under this Exhibit C (each, a “Transfer”):

(a)	The applicable Allowed Assignee will be deemed the “Licensee” under the Agreement as of the effective date of, as applicable, the Change of Control, Change of Character or Permitted Assignment; and

(b)	The limitations on Licensee Services, Licensee Media Products and Licensee Products will hereby be automatically amended to include the further condition that the products and services of the Allowed Assignee that are subject to the Agreement include only those products and services for which substantially all of the code is directly derived from, and which contain substantially the same functionality as, the Licensee Services, Licensee Media Products and Licensee Products of Licensee and its Subsidiaries that are subject to the Agreement on the effective date of, as applicable, the Change of Control, Permitted Assignment or Change of Character. For clarity, Licensee Services, Licensee Media Products and Licensee Products will only include products and services for which substantially all the code is derived from, and which contain substantially the same functionality as, the Licensee Services, Licensee Media Products and Licensee Products in existence as of the date of the first Change of Control, Change of Character or Permitted Assignment and the incorporation of a Licensee Product or Licensee Service into another product, service, or process or the combination of a Licensee Product or Licensee Service with any product, service, or process will not negate the license with respect to the Licensee Product or Licensee Service, but except as expressly set forth in the Agreement, no license or immunity is granted by Licensor under the Agreement for such combination or the use of such combination; and

(c)	The Agreement will extend only to that portion of an Allowed Assignee’s Licensee Services each year (measured on each anniversary of the effective date of the Transfer) until those Licensee Services exceed during that year the greater of the Annual Services User Growth Cap or the Annual Services Revenue Growth Cap; and

(d)	The Agreement will extend only to that portion of Allowed Assignee’s annual volume of Licensee Media Products and Licensee Products (in units) each year (measured on each anniversary of the effective date of the Transfer) until the Licensee Media Products and Licensee Products exceed during that year the Annual Product Volume Growth Cap.

2.3	After a Transfer, not more than once during every twelve (12) month period and upon Licensor’s advance request of at least ten (10) days, any Allowed Assignee will make its books and records related to the Annual Services Revenue Growth Cap, Annual Services User Growth Cap, and Annual Product Volume Growth Cap available for inspection by Licensor (or its successor in interest) or its agents during normal business hours for the purpose of verifying the Licensee Products and Licensee Services licensed under the Agreement.

2.4	After a Transfer:

(a)	Licensee shall, no less than 30 days after the applicable Transfer Date, provide Licensor with written notice with a description of and the effective date of the subject Change of Control, Change of Character, or Permitted Assignment; and

(b)	Licensee shall, no less than 60 days after the applicable Transfer Date, provide Licensor with written notice of the Transfer including (1) a list of the Licensee Services, Licensee Products and Licensee Media Products made, used, sold or otherwise distributed by Licensee and its Subsidiaries or the immediately preceding Allowed Assignee and its Subsidiaries, as the case may be, during the calendar year immediately preceding the subject Change of Control, Change of Character, or Permitted Assignment, (2) the gross revenues from or Users of (as applicable) each Licensee Service during the calendar year immediately preceding the subject Change of Control, Change of Character, or Permitted Assignment and (3) the volume (in units) of Licensee Products and Licensee Media Products made, used, sold, or otherwise distributed by Licensee and its Subsidiaries or the immediately preceding Allowed Assignee and its Subsidiaries, as the case may be, during the calendar year preceding the Transfer; and

(c)

In connection with any Transfer that is a Permitted Assignment, the Allowed Assignee must execute an assignment and assumption agreement with Licensee or the immediately preceding Allowed Assignee, as the case may be, in the form attached as Exhibit B to the Agreement and deliver a signed copy of such assignment and assumption agreement to Licensor within 60 days after the Transfer Date.

2.5	The Agreement will automatically and immediately terminate upon:

(a)	Licensee’s failure to deliver written notice of a Change of Control, Change of Character, or Permitted Assignment within 30 days after the applicable Transfer Date as required by Section 2.4(a); or

(b)	Licensee’s failure to comply with Section 2.4(b) or 2.4(c).

2.6	If the then-current Allowed Assignee or one of its Subsidiaries (including, for clarity, the original Licensee and its Subsidiaries after a Change of Control, Change of Character or Permitted Assignment) commences an Action against Licensor or any of its Affiliates, Licensor may immediately, upon written notice to Allowed Assignee, suspend the terms of Sections 2 and 3 of the Agreement with respect to the Licensed Patents until the Action is finally withdrawn, settled or dismissed with prejudice prior to final judgment.

2.7	In the event of a Transfer, the rights granted to Licensee under Section 3 of the Agreement will hereby be automatically amended so that Licensor will only be required to consider any license request in good faith and make decisions with respect to how it will proceed in its sole and absolute discretion.